UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

PROCESSA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39531	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7380 Coca Cola Drive, Suite 106, Hanover, Maryland	21076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 776-3133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PCSA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 14, 2023, the Company held a Special Meeting of Shareholders (the “Special Meeting”) in Hanover, Maryland. Present at the Special Meeting in person or by proxy were holders of shares of common stock of the Company, representing a majority of the voting power of the common stock of the Company issued and outstanding and entitled to vote as of the close of business on September 25, 2023, the record date for the Meeting (the “Record Date”), and constituting a quorum for the transaction of business. The shareholders approved a proposal to grant the Board of Directors discretionary authority to amend the Company’s Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock, $0.0001 par value per share, at a ratio of not less than 1-for-5 and not more than 1-for-30, such ratio to be determined in the sole discretion of the Company’s Board of Directors, without a corresponding reduction in the Company’s authorized shares, and to be effective upon a date determined by the Board of Directors no later than March 18, 2024 (the “Reverse Stock Split Proposal”).

A total of 15,258,183 shares of the Company’s Common Stock were present at the meeting in person or by proxy, which represented approximately 62.0% of the outstanding shares of the Company’s Common Stock as of the Record Date.

Proposal 1: Reverse Stock Split

At the Special Meeting, the shareholders approved the Reverse Split Proposal based on the following vote tabulation:

Shares
For	Against	Abstain	Broker Non-Vote
13,895,377	1,341,351	21,455	-

Proposal 2: Adjournment Proposal

Shares
For	Against	Abstain	Broker Non-Vote
13,814,588	1,306,797	136,798	-

Although Proposal 2 was approved, the adjournment of the Special Meeting was not necessary because the shareholders approved Proposal 1.

Item 9.01(d)	Financial Statements and Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCESSA PHARMACEUTICALS, INC.

Date: November 15, 2023	By:	/s/ James Stanker
James Stanker
Chief Financial Officer